AZZ Inc. Q4 and Full Year FY2022 Earnings Presentation April 22, 2022

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas, which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Fiscal Year 2022 Segment Performance Update Full Year FY2022 Sales: $902.7 million Segment Updates Metal Coatings Segment $519.0 Infrastructure Solutions Segment $383.7 • Record Metal Coatings segment sales driven by higher volume and value pricing • Completed two acquisitions in the fourth quarter • Continued emphasis on Environmental, Health and Safety • Maintained focus on customer service, quality and cycle times while managing labor constraints • Infrastructure Solutions bookings of $502 million increased 53% over prior year • Backlog at end of year of $304 million; up 64% over prior year • Overall segment sales up slightly due to improved domestic turnaround activity for WSI, offset by lower electrical sales • Electrical sales have been affected by component delays, labor shortages • Finalized strategic portfolio review and pursuing completion of strategic options 3 +13.4% vs. FY2021 +0.7% vs. FY2021

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Sales Net Income Diluted EPS Fiscal Year 2022 Summary - Consolidated $838.9 $902.7 FY21 FY22 +7.6% • Higher sales volume primarily attributable to strong sales in Metal Coatings • Continued improvement in Metal Coatings productivity utilizing DGS and price realization • Full year tax rate of 21.0% • 58% increase compared to adjusted FY21 EPS of $2.11 (including $15.4 million in restructuring and impairment charges, net of tax) +112% reported; +52% adjusted +120% reported; +58% adjusted In $ millions, except per share amounts 4 $39.6 $84.0 $83.8 FY21 FY22 FY22(a) $1.52 $3.35 $3.34 FY21 FY22 FY22(a) (a)=adjusted

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION

Fiscal Year 2022 Segment Results – Metal Coatings

In $ millions except percentages

Key Statistics

FY2021 Sales	$457.8
Organic	$60.0
Acquisitions	$1.2
FY2022 Sales	$519.0

Sales

+13.4%


$457.8
$519.0
FY21
FY22

Operating Income

+32.7% reported; 19.3% adjusted


$95.9
$106.7
$127.3
FY21
FY21(a)
FY22

Operating Margin

+350 bps reported; +120 bps adjusted


21.0%
23.3%
24.5%
FY21
FY21(a)
FY22

Segment Summary:

- Higher sales a result of increased volume and value pricing
- Improved operating efficiencies and productivity as DGS utilization continues to grow
- Completed acquisitions of Steel Creek Galvanizing and DAAM Galvanizing late in fourth quarter

(a)=adjusted

5

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Fiscal Year 2022 Segment Results – Infrastructure Solutions • Bookings increased to $502 million as result of strong market demand; Booked a large 125 unit battery energy storage system (BESS) enclosure project • Electrical and Industrial Platform sales were relatively flat due to supply chain and labor constraints; Growing backlog and bookings • Current year operating results reflect the positive impact of prior year restructuring actions • Returned MVBUS assets previously held for sale to operating status (positive $1.8 million impact in the fourth quarter) In $ millions except percentages Key Statistics FY2021 Book to Ship 0.94 to 1 Segment Summary: FY2022 Book to Ship 1.13 to 1 FY 2021 Sales $381.1 FY2022 Sales $383.7 6 Sales $381.1 $383.7 FY21 FY22 +0.7% Operating Income +448% reported; +115.1% adjusted Operating Margin +760 bps reported; +470 bps adjusted (a)=adjusted $6.5 $15.7 $35.5 $33.7 FY21 FY21(a) FY22 FY22(a) 1.7% 4.1% 9.3% 8.8% FY21 FY21(a) FY22 FY22(a)

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Fiscal Year 2023 Q1 Outlook 7 • Due to our recently announced, and pending acquisition of Precoat Metals, AZZ will not issue FY2023 guidance at this time. • Volumes in the Metal Coatings segment continue to be strong. We anticipate sales will exceed $150 million and EBITDA should exceed 30% for the first quarter of fiscal year 2023. • Within our Metal Coatings business, we continue to see strong demand from several end markets including solar, transmission and utility, industrial and construction • The 2023 first quarter will include the full benefit of both the Steel Creek and DAAM acquisitions • AZZ’s Infrastructure Solutions segment continues to see improved bookings and backlog and should exceed the results from the 1st quarter of the prior year. • Uninterrupted manufacturing operations continue, despite seeing supply chain delays for some switchgear and e- house components. • Hazardous duty lighting and tubular products are seeing improved demand as result of higher oil prices • Our WSI business is seeing improved demand as refiners schedule more turnarounds that require our solutions

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Q4 FY2022 Consolidated Results In millions, except for EPS and percentages Q4 FY 22 Reported Q4 FY 21 Reported % Change Sales $224.7 $195.6 +14.8% Gross Profit $55.2 $45.8 +20.6% Gross Margin percent 24.6% 23.4% 120 bps Operating Profit $26.0 $18.8 38.5% Operating Margin 11.6% 9.6% 200 bps EBITDA $37.1 $29.1 27.8% Net Income (loss) $21.6 $16.2 33.8% Diluted EPS $0.87 $0.63 38.1% Diluted Shares Outstanding 24,918 26,045 -4.3% 8

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Fiscal Year 2022 Consolidated Results In $ millions, except for EPS and percentages FY 2022 Reported FY 2022 Adjusted FY 2021 Reported FY 2021 Adjusted Sales $902.7 $902.7 $838.9 $838.9 Gross Profit $225.2 $225.2 $188.7 $188.7 Gross Margin 25.0% 25.0% 22.5% 22.5% Operating Profit $113.3 $113.1 $61.6 $81.6 Operating Margin 12.6% 12.5% 7.3% 9.7% EBITDA $157.4 $156.1 $105.2 $125.2 Net Income $84.0 $83.8 $39.6 $55.0 Diluted EPS $3.35 $3.34 $1.52 $2.11 Diluted Shares Outstanding 25,077 25,077 26,045 26,045 9

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Fiscal Year 2022 Cash Flow Highlights In $ millions, except for percentages FY 2022 FY 2021 Cash flows provided by operating activities $86.0 $92.0 Less: Capital Expenditures $(28.4) $(38.6) Free Cash Flow $57.6 $53.5 Net Income $84.0 $39.6 Free Cash Flow as percent of Net Income 68.6% 134.9% Acquisition of Subsidiaries, net of cash acquired $61.2 $4.4 Dividends $16.9 $17.6 Share Repurchases $30.8 $48.3 10

AZZ
Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In $ millions

Full Year FY2022 Capital Deployment


$28.4
$61.2
$30.8
$16.9
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Product/technology growth initiatives
- Facility expansion & spin plant

Acquisitions
- *Two acquisitions completed during the year (Steel Creek & DAAM)*
- *Subsequent event – Precoat Metals Acquisition*

Shareholder Return

Share Repurchases
- Repurchased over 600 thousand shares

Dividends
- Continued to pay a dividend

11

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION 12 Metal Coatings Segment • Cost of zinc in our kettles, which increased throughout FY2022, is expected to continue to rise • Emphasis on operating efficiency and productivity, supported by Digital Galvanizing System (“DGS”) investment Infrastructure Solutions Segment • Industrial platform (WSI) o Normalized Spring and Fall turnaround outlook • Electrical platform o T&D/Utility and Renewable market growth expected to continue, driving demand for electrical enclosures and switchgear o Continued robust data center market and further penetration within battery energy storage system market Corporate • Complete acquisition and integration of Precoat Metals • Continue to effectively manage cash flow and pay down debt • Complete strategic actions regarding Infrastructure Solutions Segment Key Indicators and Initiatives

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION • Meaningfully advanced our strategy of becoming predominately a coatings company o Entered into definitive agreement to acquire Precoat Metals from Sequa/Carlyle o Expected to be accretive during first full year of operations o Obtained Hart-Scott Rodino clearance on April 13, 2022 o Anticipated closing mid-May 2022 • Long term strategy to continue to grow the Metal Coatings segment organically and with a robust acquisition program o Grow industry leading operating margins above historical 21% to 23% range with a focus on operating excellence, and outstanding customer service o Continued inorganic growth • Infrastructure Solutions segment focused on executing on strong backlog and improving profitability Strategic Direction 13

Q&A

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Q4 Fiscal Year 2022 Segment Performance Update Total Q4 FY2022 Sales: $224.7 million Market Drivers Metal Coatings Segment $128.3 Infrastructure Solutions Segment $96.4 • Sales up 20.9% versus prior year’s quarter, on higher volumes of steel galvanized and higher pricing • Maintained price/value realization despite higher labor and material costs • Sales driven by higher volume from industrial business unit. • Demand for both switchgear and enclosures remains strong 15 +20.9% vs. prior year +7.7% vs. prior year

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION

Q4 Fiscal Year 2022 Summary - Consolidated

In $millions, except per share amounts

Sales

+14.8%



$195.6
$224.7
FY21
FY22

- Higher sales volume in Metal Coatings
- Improved turnaround activity in WSI

Net Income

+33.8% Reported; +34.4% Adjusted



$16.2
$21.6
$21.4
FY21
FY22
FY22(a)

- Price/value realization in Metal Coatings
- Improved operational efficiencies

Diluted EPS

+38.1% Reported / +41.0% Adjusted



$0.63
$0.87
$0.86
FY21
FY22
FY22(a)

- FY22 Q4 adjustments include +$1.8 million (assets previously held for sale returned to held and used status) offset by $(1.6) million deal-related costs associated with the acquisition of Precoat Metals

(a)=adjusted

16

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Q4 Fiscal Year 2022 Segment Results – Metal Coatings • Quarterly sales increase reflects higher sales volume and pricing for galvanizing • Operating Margins of 24.5%, compared to 25.1% for the same quarter last year a result of increased labor and material costs • Operating Income of $31.4 million compared to $26.6 million for the same quarter last year In millions $ except percentages Sales $106.1 $128.3 FY21 FY22 +20.9% Operating Income +18.3%Key Statistics FY2021 Sales Organic Acquisitions FY2022 Sales $106.1 $128.3 $1.2 $21.0 Segment Summary: 17 $26.6 $31.4 FY21 FY22 Operating Margin 25.1% 24.5% FY21 FY22 -60 bps

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Q4 Fiscal Year 2022 Segment Results – Infrastructure Solutions • Book to ship ratio increasing significantly from last year • Higher sales in our industrial solutions business, driven by improved turnarounds • Growing domestic backlog of orders of enclosures and switchgear; Booked large BESS order in renewables market • Operating Margins of 10.1%, compared to 3.5% for the fourth quarter of last year In millions $ except percentages Key Statistics FY21 Book to Ship 1.06 to 1 Segment Summary: FY22 Book to Ship 1.38 to 1 FY21 Sales $89.5 FY22 Revenue $96.4 18 Sales $89.5 $96.4 FY21 FY22 +7.7% Operating Income +155.1% Adjusted Operating Margin 470 bps Adjusted (a)=adjusted $3.1 $9.7 $7.9 FY21 FY22 FY22(a) 3.5% 10.1% 8.2% FY21 FY22 FY22(a)

Appendix and Additional Information

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 20

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Q4 Fiscal 2022 - Non-GAAP Disclosure of Consolidated EBITDA 21 In millions Consolidated Q4 FY 22 Consolidated Q4 FY 21 GAAP Net Income $21.6 $16.2 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $1.3 $2.3 Income Tax (Benefit) / Expense $3.8 $0.2 Depreciation and Amortization Expense $11.4 $10.4 Total Adjustments $16.6 $12.9 Non-GAAP EBITDA $38.2 $29.1 Current Year vs. Prior Year As Reported to As Adjusted Q4 Consolidated FY2021 $(millions) except EPS As Reported (a) Adjustment As Adjusted Sales 195.6$ 195.6$ Gross Profit 45.8 45.8 Gross Margin 23.4% 23.4% SG&A 27.3 27.3 Impairment and Restructuring Cost 0.3 (0.3) (1) - Loss on Disposal (0.0) (0.0) Operating Profit 18.8 18.5 Operating Margin 9.6% 9.5% Other (exp) / income net (0.1) (0.1) Interest 2.3 2.3 Tax 0.2 0.2 Net Income 16.2$ 16.0$ Shares 25,648 25,648 Diluted EPS 0.63$ 0.62$ Depreciation and Amortization 10.4$ 10.4$ EBITDA 29.1$ 28.8$

Q4 AND FULL YEAR FY2022 EARNINGS PRESENTATION Full Year Fiscal 2022 - Non-GAAP Disclosure of Consolidated EBITDA 22 In millions Consolidated FY 22 Consolidated FY 21 GAAP Net Income $84.0 $39.6 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $6.4 $9.6 Income Tax Expense $22.3 $11.4 Depreciation and Amortization Expense $44.7 $44.6 Total Adjustments $73.4 $65.6 Non-GAAP EBITDA $157.4 $105.2 Current Year vs. Prior Year As Reported to As Adjusted Full Year Consolidated FY2021 $(millions) except EPS As Reported (a) Adjustment As Adjusted Sales 838.9$ 838.9$ Gross Profit 188.7 188.7 Gross Margin 22.5% 22.5% SG&A 107.1 107.1 Impairment and Restructuring Cost (16.9) 16.9 (1) 0.0 Loss on Sale (3.1) 3.1 (2) 0.0 Operating Profit 61.6 81.6 Operating Margin 7.3% 9.7% Other (exp) / income net (1.0) (1.0) Interest 9.6 9.6 Tax 11.4 (4.6) (3) 16.0 Net Income 39.6$ 55.0$ Shares 26.045 26.045 Diluted EPS 1.52$ 2.11$ Depreciation and Amortization 44.6$ 44.6$ EBITDA 105.2$ 125.2$